           As filed with the Securities and Exchange Commission on July 29, 2010
                                              Securities Act File No. 333-141093
                                       Investment Company Act File No. 811-22026


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]


     Pre-Effective Amendment No. ___                                         [ ]

     Post-Effective Amendment No. 3                                          [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. 5                                                         [X]

                          GABELLI SRI GREEN FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:


Bruce N. Alpert                            Michael R. Rosella, Esq.
Gabelli SRI Green Fund, Inc.               Paul, Hastings, Janofsky & Walker LLP
One Corporate Center                       75 East 55th Street
Rye, New York 10580-1422                   New York, New York 10022


     It is proposed that this filing will become effective:


     [ ] immediately upon filing pursuant to paragraph (b); or

     [X] on July 29, 2010 pursuant to paragraph (b); or

     [ ] 60 days after filing pursuant to paragraph (a)(1); or

     [ ] on [_______] pursuant to paragraph (a)(1); or

     [ ] 75 days after filing pursuant to paragraph (a)(2); or

     [ ] on [_______] pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          GABELLI SRI GREEN FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM



                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS




SUMMARY OF THE FUND..................    2

INFORMATION ABOUT THE FUND'S
INVESTMENT OBJECTIVE, INVESTMENT
STRATEGIES, AND RELATED RISKS........    7

MANAGEMENT OF THE FUND...............    9

INDEX DESCRIPTIONS...................   11

PURCHASE OF SHARES...................   11

REDEMPTION OF SHARES.................   14

EXCHANGE OF SHARES...................   17

PRICING OF FUND SHARES...............   17

DIVIDENDS AND DISTRIBUTIONS..........   18

TAX INFORMATION......................   19

MAILINGS TO SHAREHOLDERS AND E-
DELIVERY.............................   19

FINANCIAL HIGHLIGHTS.................   20








GABELLI
SRI GREEN
FUND, INC.
(THE "FUND")




 CLASS    TICKER SYMBOL
------    -------------
  AAA         SRIGX




PROSPECTUS


JULY 29, 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------




                               SUMMARY OF THE FUND



                              INVESTMENT OBJECTIVE



The Fund seeks capital appreciation.





FEES AND EXPENSES OF THE FUND:



This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.



                                                                        CLASS AAA
                                                                          SHARES
                                                                        ---------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price).....................................................     None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
  offering price, whichever is lower).................................     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a
  percentage of amount invested)......................................     None
Redemption Fees (as a percentage of amount redeemed for shares held 7
  days or less) payable to the Fund...................................     2.00%
Exchange Fee..........................................................     None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees.......................................................     1.00%
Distribution (Rule 12b-1) Fees........................................     0.25%
Other Expenses........................................................     3.45%
                                                                          -----
Total Annual Fund Operating Expenses..................................     4.70%
Fee Waiver and/or Expense Reimbursement(1)............................    (2.69)%
                                                                          -----
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
  Reimbursement(1)....................................................     2.01%
                                                                          =====




--------


   (1) Gabelli Funds, LLC, the Fund's adviser (the "Adviser") has contractually agreed to waive all or a portion of its investment advisory fee and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%. The fee waiver and expense reimbursement arrangement will continue until at least July 31, 2011 and may not be terminated by the Adviser before such date.



                                 EXPENSE EXAMPLE



This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $204      $1,175     $2,152     $4,620





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2

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                               PORTFOLIO TURNOVER



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 190% of the average value of its portfolio.



                         PRINCIPAL INVESTMENT STRATEGIES





The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund's guidelines for both social responsibility and sustainability at the time of investment. The Fund may also invest in foreign securities and in securities that are convertible into common stocks. Under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of the Financial Industry Regulatory Authority ("FINRA"). The Fund focuses on investments in companies whose securities appear to be underpriced relative to their private market value ("PMV"). PMV is the value the Adviser believes informed investors would be willing to pay for a company.





Socially Responsible Criteria. The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund's social guidelines. Pursuant to the guidelines, the Fund will not invest in the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products.





Sustainability Criteria. The Adviser has identified the following sustainability issues it believes materially impact the world through a series of economic, social, and political changes, including, but not limited to: climate change, energy security and independence, natural resource shortages, organic living, and urbanization. The Fund will seek to invest in companies that address these issues through their products, solutions, or services. The Fund may also invest in companies that align themselves with these issues, or in conglomerates with significant divisional exposure to these issues and themes.



After identifying companies that satisfy these social and sustainability criteria, the Adviser then looks for, and will invest in, securities of companies that the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund's guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may affect the value of such securities.



The Fund may also use the following investment techniques:



       - FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. issuers, including those in emerging markets.





       - LOWER GRADE DEBT SECURITIES. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by Standard & Poor's ("S&P") or, if unrated, judged by the Adviser to be


--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------





         of comparable quality. However, on occasion when the Adviser deems appropriate, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of "B".



                                 PRINCIPAL RISKS




YOU MAY WANT TO INVEST IN THE FUND IF:

       - you are a long-term investor
       - you seek capital appreciation
       - you want exposure to equity investments in companies that meet the Fund's socially responsible or sustainability guidelines
       - you believe that the market will favor value over growth stocks over the long term
       - you wish to include a value strategy as a portion of your overall investments




An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.



The principal risks presented by the Fund are:



       - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Rapid turnover of investments could result in higher transaction expenses and lower after-tax returns.


       - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the Adviser to be trading at a discount to their PMV (value stocks). The Fund's performance may be poorer than that of funds that invest in other types of securities. If the Adviser is incorrect in its assessment of the PMVs of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.


       - FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:



          - CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.


          - INFORMATION RISK. Key information about an issuer, security, or market may be inaccurate or unavailable.


          - POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action, and war.


          - ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractiveness of investment opportunities available to the Fund.




          - LIQUIDITY RISK. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.



--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------




          - EMERGING MARKETS. The above listed foreign securities risks are more likely in the securities of companies located in emerging markets.


       - SOCIALLY RESPONSIBLE/SUSTAINABILITY INVESTMENT RISK. The Fund invests substantially all of its assets in the securities of companies that meet its socially responsible and sustainability criteria. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities when it might otherwise be disadvantageous for it to do so.


       - LOWER GRADE DEBT SECURITIES RISK. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments.





                                   PERFORMANCE



The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of broad-based securities market indices. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.



                          GABELLI SRI GREEN FUND, INC.
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)


                                     (CHART)




During the years shown in the bar chart, the highest return for a quarter was 28.38% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.39)% (quarter ended December 31, 2008).





Year to date total return for the six months ended June 30, 2010, was (16.22)%.



--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS                                                   SINCE
(FOR THE YEARS ENDED DECEMBER 31, 2009)                      PAST ONE YEAR   INCEPTION
---------------------------------------                      -------------   ---------
Gabelli SRI Green Fund, Inc.
Class AAA Shares (first issued on 6/1/07)
  Return Before Taxes......................................      67.66%         3.10%
  Return After Taxes on Distributions......................      67.66%         3.01%
  Return After Taxes on Distributions and Sale of Fund
     Shares................................................      43.98%         2.60%
MSCI AC World Index (reflects no deduction for fees,
  expenses or taxes).......................................      35.41%        (8.29)%
FTSE KLD Global Sustainability Index (reflects no deduction
  for fees, expenses or taxes).............................      31.76%        (8.48)%







After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").





                                   MANAGEMENT



THE ADVISER.  Gabelli Funds, LLC serves as the Adviser to the Fund.



THE PORTFOLIO MANAGERS. Mr. Christopher Desmarais, Senior Vice President of GAMCO Asset Management Company, has served as Portfolio Manager of the Fund since its inception. John Segrich, CFA, has served as Portfolio Manager of the Fund since July 2008.



                        PURCHASE AND SALE OF FUND SHARES



The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, SEP IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem the Fund's shares on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



                                 TAX INFORMATION



The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.



          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES



If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------





intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.



               INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE,
                    INVESTMENT STRATEGIES, AND RELATED RISKS



The Fund's investment objective is to seek capital appreciation. The production of any current income is incidental. This investment objective is not fundamental and may be changed without shareholder approval. Shareholders will receive written notice 60 days prior to any change in the Fund's investment objective.



The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund's guidelines for both social responsibility and sustainability at the time of investment.



Under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of FINRA. The Adviser will invest in companies that are selling in the public market at a significant discount to the Adviser's assessment of their PMV. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that, in the Adviser's judgment, lose their perceived value relative to other investments.



The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock, and securities that may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.



Socially Responsible Criteria. The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund's social guidelines. Pursuant to the guidelines, the Fund will not invest in the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products.



Sustainability Criteria. The Adviser has identified the following sustainability issues it believes materially impact the world through a series of economic, social, and political changes, including, but not limited to: climate change, energy security and independence, natural resource shortages, organic living, and urbanization. The Fund will seek to invest in companies that address these issues through their products, solutions, or services. The Fund may also invest in companies that align themselves with these issues, or in conglomerates with significant divisional exposure to these issues and themes.



After identifying companies that satisfy these social and sustainability criteria, the Adviser then looks for, and will invest in, securities of companies that the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser will monitor each holding on a regular basis to ensure its


--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------





compliance with the Fund's guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may affect the value of such securities.



The Fund may also use the following investment techniques:





       - FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. issuers, including those in emerging markets.


       - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in cash and cash equivalents, such as obligations of the U.S. government and its agencies or instrumentalities, and high quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.


       - LOWER GRADE DEBT SECURITIES. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by S&P or, if unrated, judged by the Adviser to be of comparable quality. However, on occasion when the Adviser deems appropriate, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of "B".



Investing in the Fund involves the following risks:



       - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Rapid turnover of investments could result in higher transaction expenses and lower after-tax returns. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Fund.


       - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the Adviser to be trading at a discount to their PMV (value stocks). The Fund's performance may be poorer than that of funds that invest in other types of securities. If the Adviser is incorrect in its assessment of the PMVs of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.


       - FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:



          - CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.



--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------




          - INFORMATION RISK. Key information about an issuer, security, or market may be inaccurate or unavailable.


          - POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action, and war.


          - ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractiveness of investment opportunities available to the Fund.




          - LIQUIDITY RISK. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.


          - EMERGING MARKETS. The above listed foreign securities risks are more likely in the securities of companies located in emerging markets.


       - SOCIALLY RESPONSIBLE/SUSTAINABILITY INVESTMENT RISK. The Fund invests substantially all of its assets in the securities of companies that meet its socially responsible and sustainability criteria. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities when it might otherwise be disadvantageous for it to do so.


       - LOWER GRADE DEBT SECURITIES RISK. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.


PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the general supervision of the Fund's Board of Directors (the "Board"). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is another wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.



As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended March 31, 2010, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.



--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------




The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%. The fee waiver and expense reimbursement agreement will continue until at least July 31, 2011 and may not be terminated by the Adviser before such date. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to reimburse the Adviser for any such amounts to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would not exceed 2.00%.



The Fund's semi-annual report to shareholders for the period ending September 30, 2010, will contain a discussion of the basis of the Board's determination to continue the investment advisory agreement as described above.




THE PORTFOLIO MANAGERS. Mr. Christopher Desmarais is a Senior Vice President of GAMCO Asset Management Company as well as its Director of Socially Responsive Investments. Since joining GAMCO in 1993, Mr. Desmarais has been actively involved in expanding the Firm's capabilities and involvement in the field of Socially Responsible Investing. Mr. Desmarais serves on the Charles F. Dolan School of Business Advisory Council at Fairfield University and has been a frequent speaker at various conferences including The Green Mountain Summit and the Endowments and Foundations Symposium. Mr. Desmarais is a graduate of Fairfield University with a B.A. in Economics.

Mr. John Segrich joined Gabelli & Company, Inc. in July 2008 to head the Gabelli Green research team, which focuses on sustainability criteria, bringing his fifteen years of institutional research experience to the team. Previously, he spent seven years in Europe where he was most recently the head of JPMorgan's sell side European Technology research team. Prior to that, Mr. Segrich was head of the European Software research team for Goldman Sachs. Mr. Segrich began his career in 1993 at Gabelli & Company, where he focused on research of the embryonic Internet industry.

As portfolio managers, Mr. Desmarais and Mr. Segrich are primarily responsible for the day to day investment decisions for the Fund.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts they manage, and their ownership of securities in the Fund.


REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and cease and desist from future violations of the above referenced federal securities laws. The settlement did not impact the Fund and will not have a material adverse impact on the Adviser or its


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ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the investment advisory agreement.


RULE 12B-1 PLAN. The Fund has adopted a distribution plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. The Fund may make payments under this Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


                               INDEX DESCRIPTIONS



THE MSCI ALL COUNTRY (AC) WORLD INDEX is a market capitalization weighted index representing both developed and emerging markets. You cannot invest directly in the MSCI AC World Index.



THE FTSE KLD GLOBAL SUSTAINABILITY INDEX is a broadly diversified, sector-neutral global benchmark based on environmental, social and governance (ESG) rankings. You cannot invest directly in the FTSE KLD Global Sustainability Index.


                               PURCHASE OF SHARES


You can purchase the Fund's shares on any Business Day. The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform and (2) customers of the Distributor.


       - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "Gabelli SRI Green Fund, Inc." to:


BY MAIL                                  BY PERSONAL OR OVERNIGHT DELIVERY
-------                                  ---------------------------------
THE GABELLI FUNDS                        THE GABELLI FUNDS
P.O. BOX 8308                            C/O BFDS
BOSTON, MA 02266-8308                    30 DAN ROAD
                                         CANTON, MA 02021-2809




You can obtain a subscription order form by calling 800-GABELLI (800-422-3554) or via the Internet at www.gabelli.com. Checks made payable to a third party and endorsed by the depositor are not acceptable.


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                                                                              11

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For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

       - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:
                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                          RE:THE GABELLI SRI GREEN FUND
                             ACCOUNT #______________
                         ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's transfer agent, State Street Bank and Trust Company ("State Street"), will not charge you for receiving wire transfers for initial or subsequent purchases.

SHARE PRICE. The Fund sells its Class AAA Shares based on the net asset value per share ("NAV") next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRAs, "Roth" IRAs, SEP IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no minimum initial investment for purchases establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) or your financial intermediary for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum

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between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-
422-3554) or 800-872-5365 or visit our website at www.gabelli.com.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so,
(ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.



CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund and, in some cases, your broker-dealer to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.



THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. In addition to amounts paid to brokers, dealers, or financial intermediaries as a re-allowance of a portion of the sales commission, the Adviser or an applicable affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Fund.



These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured:
(i) as a percentage of net sales; (ii) as a percentage of net assets; and/or
(iii) as a fixed dollar amount.



The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or


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                                                                              13

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other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases, these other payments could be significant.



Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings of expense experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.



The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.


                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.


The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of NAV.


The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.


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In order to discourage frequent short-term trading in Fund shares, the Fund's
Board has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor, directly from the Fund through the Fund's transfer agent, or through your financial intermediary.


       - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a medallion signature guarantee.



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                                                                              15

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       - BY TELEPHONE OR THE INTERNET.  Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

      1. Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.


      2. Telephone or Internet Redemption By Bank Wire. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund, or if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


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                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.


In effecting an exchange:

       - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
       - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
       - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

       - you will realize a taxable gain or loss;

       - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
       - you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange your shares directly through the Distributor, through the Fund's transfer agent, or through a registered broker-dealer:


       - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.
       - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.
       - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.


The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.



Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to any sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.


                             PRICING OF FUND SHARES


The NAV of the Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good


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                                                                              17

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Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The Fund's NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.


Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.



Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund, the transfer agent, or your broker in writing at any time prior to the record date for a particular dividend or

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distribution. There are no sales or other charges in connection with the reinvestment of distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions are taxable whether paid in cash or reinvested in additional shares.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income (including distributions of net short-term capital gains (i.e., gains from the sale of securities held by the Fund for one year or less)) are taxable to you as ordinary income if you are a U.S. shareholder, except that certain qualified dividends are currently eligible for a reduced rate (to the extent derived from the Fund's qualified dividend income and if certain holding period requirements are met). Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, and/or local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax at the rate of 30% (or a lower rate reduced by an applicable income tax treaty).


A dividend declared by the Fund in October, November, or December and paid during January of the following year will be treated as paid in December for tax purposes.


This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.




                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly reports, manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.



--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------



GABELLI SRI GREEN FUND, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past three fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.


Selected data for a share of capital stock outstanding throughout the period:




                                                                                        DISTRIBUTIONS
                                                                    ----------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS
                             -------------------------------------
                                               Net
                                          Realized and
                  Net Asset      Net       Unrealized      Total                     Net
Period              Value,   Investment       Gain         from         Net        Realized
Ended             Beginning    Income       (Loss) on   Investment  Investment     Gain on     Return of       Total
March 31          of Period   (Loss)(a)    Investments  Operations    Income     Investments    Capital    Distributions
--------          ---------  ----------   ------------  ----------  ----------   -----------   ---------   -------------
CLASS AAA
  2010              $ 6.12     $(0.12)       $ 4.44       $ 4.32          --            --           --            --
  2009                8.41      (0.01)        (2.25)       (2.26)     $(0.03)           --       $(0.00)(c)    $(0.03)
  2008(d)            10.00       0.01         (1.57)       (1.56)      (0.00)(c)    $(0.03)          --         (0.03)
                                                                 RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
                                                                                    DATA
                                                               ---------------------------------------------
                                                                            Expenses    Expenses
                              Net Asset            Net Assets      Net       Net of      Before
Period                          Value,               End of    Investment   Waivers/    Waivers/   Portfolio
Ended             Redemption    End of    Total      Period      Income    Reimburse-  Reimburse-   Turnover
March 31            Fees(a)     Period   Return+   (in 000's)    (Loss)    ments++(b)   ments+++      Rate
--------          ----------  ---------  -------   ----------  ----------  ----------  ----------  ---------
CLASS AAA
  2010               $0.00(c)   $10.44     70.59%    $4,573       (1.31)%     2.01%        4.70%      190%
  2009                0.00(c)     6.12    (26.88)       653       (0.15)      2.01        11.07        65
  2008(d)               --        8.41    (15.60)       656        0.11(e)    2.02(e)     22.50(e)     25



-----------

      + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.


     ++ The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian ("Custodian Fee Credits"). If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 2.04%. For the year ended March 31, 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.


    +++ The ratios include a reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 22.52%. For the year ended March 31, 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.


     (a) Per share amounts have been calculated using the average shares outstanding method.


     (b) The expense ratios include interest expense which is not subject to the expense limitation for each class of shares.


     (c) Amount represents less than $0.005 per share.


     (d) The Gabelli SRI Green Fund, Inc. commenced investment operations on June 1, 2007.


     (e) Annualized.



--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO and GAMCO Westwood Funds are investment companies registered with the Securities and Exchange Commission under the 1940 Act. We are managed by Gabelli Funds LLC or Teton Advisors, Inc., (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
- Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.



--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------



                          GABELLI SRI GREEN FUND, INC.

                                CLASS AAA SHARES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.


You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO
family, or request other information, and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:
                          Gabelli SRI Green Fund, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com



You can also review and/or copy the Fund's prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington DC. You can get text-only copies:


       - Free from the Fund's website at www.gabelli.com.
       - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.
       - Free from the EDGAR Database on the SEC 's website at www.sec.gov.

(Investment Company Act File No. 811-22026)


--------------------------------------------------------------------------------

                          GABELLI SRI GREEN FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM



                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS



SUMMARY OF THE FUND.................      2

INFORMATION ABOUT THE FUND'S
INVESTMENT OBJECTIVE, INVESTMENT
STRATEGIES, AND RELATED RISKS.......      8

MANAGEMENT OF THE FUND..............     10

INDEX DESCRIPTIONS..................     12

CLASSES OF SHARES...................     13

PURCHASE OF SHARES..................     17

REDEMPTION OF SHARES................     20

EXCHANGE OF SHARES..................     22

PRICING OF FUND SHARES..............     23

DIVIDENDS AND DISTRIBUTIONS.........     24

TAX INFORMATION.....................     25

MAILINGS TO SHAREHOLDERS AND E-
DELIVERY............................     25

FINANCIAL HIGHLIGHTS................     26








GABELLI
SRI GREEN
FUND, INC.
(THE "FUND")




 CLASS    TICKER SYMBOL
------    -------------
   A          SRIAX
   C          SRICX
   I          SRIDX







PROSPECTUS



JULY 29, 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------




                               SUMMARY OF THE FUND


                              INVESTMENT OBJECTIVE


The Fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND:



This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 13 of this Prospectus.



                                                              CLASS A   CLASS C   CLASS I
                                                               SHARES    SHARES    SHARES
                                                              -------   -------   -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of
  offering price)...........................................    5.75%     None      None
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption or offering price,
  whichever is lower).......................................    None      1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  (as a percentage of amount invested)......................    None      None      None
Redemption Fees (as a percentage of amount redeemed for
  shares held 7 days or less) payable to the Fund...........    2.00%     2.00%     2.00%
Exchange Fee................................................    None      None      None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each
  year as a percentage of the value of your investment):
Management Fees.............................................    1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Fees..................    0.25%     1.00%     None
Other Expenses..............................................    3.45%     3.45%     3.45%
                                                               -----     -----     -----
Total Annual Fund Operating Expenses........................    4.70%     5.45%     4.45%
Fee Waiver and/or Expense Reimbursement(1)..................   (2.69)%   (2.69)%   (2.69)%
                                                               -----     -----     -----
Total Annual Fund Operating Expenses After Fee Waiver and/or
  Expense Reimbursement(1)..................................    2.01%     2.76%     1.76%
                                                               =====     =====     =====




--------


   (1) Gabelli Funds, LLC, the Fund's adviser (the "Adviser") has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00% for Class A Shares, 2.75% for Class C Shares, and 1.75% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least July 31, 2011 and may not be terminated by the Adviser before such date.



                                 EXPENSE EXAMPLE



This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------




The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
Class A Shares........................................   $767     $1,682    $2,603    $4,929
Class C Shares........................................   $379     $1,388    $2,488    $5,194
Class I Shares........................................   $179     $1,103    $2,037    $4,417




You would pay the following expenses if you did not redeem your shares of the
Fund:



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
Class A Shares........................................   $767     $1,682    $2,603    $4,929
Class C Shares........................................   $279     $1,388    $2,488    $5,194
Class I Shares........................................   $179     $1,103    $2,037    $4,417




                               PORTFOLIO TURNOVER



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 190% of the average value of its portfolio.



                         PRINCIPAL INVESTMENT STRATEGIES



The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund's guidelines for both social responsibility and sustainability at the time of investment. The Fund may also invest in foreign securities and in securities that are convertible into common stocks. Under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of the Financial Industry Regulatory Authority ("FINRA"). The Fund focuses on investments in companies whose securities appear to be under priced relative to their Private Market Value ("PMV"). PMV is the value the Adviser believes informed investors would be willing to pay for a company.





Socially Responsible Criteria. The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund's social guidelines. Pursuant to the guidelines, the Fund will not invest in the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products.




Sustainability Criteria. The Adviser has identified the following sustainability issues it believes materially impact the world through a series of economic, social, and political changes, including, but not limited to: climate change, energy security and independence, natural resource shortages, organic living, and

--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------





urbanization. The Fund will seek to invest in companies that address these issues through their products, solutions, or services. The Fund may also invest in companies that align themselves with these issues, or in conglomerates with significant divisional exposure to these issues and themes.



After identifying companies that satisfy these social and sustainability criteria, the Adviser then looks for, and will invest in, securities of companies that the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund's guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may affect the value of such securities.



The Fund may also use the following investment techniques:



       - FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. issuers, including those in emerging markets.





       - LOWER GRADE DEBT SECURITIES. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by Standard & Poor's ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. However, on occasion when the Adviser deems appropriate, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of "B".


                                 PRINCIPAL RISKS



YOU MAY WANT TO INVEST IN THE FUND IF:

       - you are a long-term investor
       - you seek capital appreciation
       - you want exposure to equity investments in companies that meet the Fund's socially responsible or sustainability guidelines
       - you believe that the market will favor value over growth stocks over the long term
       - you wish to include a value strategy as a portion of your overall investments




An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.



The principal risks presented by the Fund are:



       - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Rapid turnover of investments could result in higher transaction expenses and lower after-tax returns.


       - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the Adviser to be trading at a discount to their PMV (value stocks). The Fund's performance may be poorer than that of funds that invest in other types of securities. If the Adviser is incorrect in its


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------




         assessment of the PMVs of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.


       - FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:



          - CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.


          - INFORMATION RISK. Key information about an issuer, security, or market may be inaccurate or unavailable.


          - POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action, and war.


          - ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractiveness of investment opportunities available to the Fund.




          - LIQUIDITY RISK. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.


          - EMERGING MARKETS. The above listed foreign securities risks are more likely in the securities of companies located in emerging markets.



       - SOCIALLY RESPONSIBLE/SUSTAINABILITY INVESTMENT RISK. The Fund invests substantially all of its assets in the securities of companies that meet its socially responsible and sustainability criteria. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities when it might otherwise be disadvantageous for it to do so.


       - LOWER GRADE DEBT SECURITIES RISK. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments.



--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------



                                   PERFORMANCE


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year and the life of the Fund compare to those of broad-based securities market indicies. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.


                          GABELLI SRI GREEN FUND, INC.

       (TOTAL RETURNS FOR CLASS A SHARES FOR THE YEARS ENDED DECEMBER 31)


                                     (CHART)


Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown.



During the years shown in the bar chart, the highest return for a quarter was 28.22% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.47)% (quarter ended December 31, 2008).





Year to date total return for the six months ended June 30, 2010, was (16.32)%.



--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS
(FOR THE YEARS ENDED DECEMBER 31, 2009, WITH MAXIMUM SALES                     SINCE
CHARGES, IF APPLICABLE)                                      PAST ONE YEAR   INCEPTION
----------------------------------------------------------   -------------   ---------
Gabelli SRI Green Fund, Inc.
Class A Shares (first issued on 6/1/07)
  Return Before Taxes......................................      58.12%         0.77%
  Return After Taxes on Distributions......................      58.11%         0.67%
  Return After Taxes on Distributions and Sale of Fund
     Shares................................................      37.77%         0.60%
Class C Shares (first issued on 6/1/07)
  Return Before Taxes......................................      65.51%         2.37%
Class I Shares (first issued on 6/1/07)
  Return Before Taxes......................................      68.13%         3.37%
MSCI AC World Index (reflects no deduction for fees,
  expenses or taxes).......................................      35.41%        (8.29)%
FTSE KLD Global Sustainability Index (reflects no deduction
  for fees, expenses or taxes).............................      31.76%        (8.48)%





After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.



                                   MANAGEMENT



THE ADVISER.  Gabelli Funds, LLC serves as the Adviser to the Fund.



THE PORTFOLIO MANAGERS. Mr. Christopher Desmarais, Senior Vice President of GAMCO Asset Management Company, has served as Portfolio Manager of the Fund since its inception. John Segrich, CFA, has served as Portfolio Manager of the Fund since July 2008.



                        PURCHASE AND SALE OF FUND SHARES



The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, SEP IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem the Fund's shares on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



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                                                                               7

--------------------------------------------------------------------------------




                                 TAX INFORMATION



The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.



          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES



If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.





               INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE,


                    INVESTMENT STRATEGIES, AND RELATED RISKS



The Fund's investment objective is to seek capital appreciation. The production of any current income is incidental. This investment objective is not fundamental and may be changed without shareholder approval. Shareholders will receive written notice 60 days prior to any change in the Fund's investment objective.


The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund's guidelines for both social responsibility and sustainability at the time of investment.


Under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of FINRA. The Adviser will invest in companies that are selling in the public market at a significant discount to the Adviser's assessment of their PMV. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that, in the Adviser's judgment, lose their perceived value relative to other investments.


The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock, and securities that may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.


Socially Responsible Criteria. The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund's social guidelines. Pursuant to the guidelines, the Fund will not invest in the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products.



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8

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Sustainability Criteria.  The Adviser has identified the following sustainability issues it believes materially impact the world through a series of economic, social, and political changes, including, but not limited to: climate change, energy security and independence, natural resource shortages, organic living, and urbanization. The Fund will seek to invest in companies that address these issues through their products, solutions, or services. The Fund may also invest in companies that align themselves with these issues, or in conglomerates with significant divisional exposure to these issues and themes.



After identifying companies that satisfy these social and sustainability criteria, the Adviser then looks for, and will invest in, securities of companies that the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund's guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may affect the value of such securities.


The Fund may also use the following investment techniques:


       - FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. issuers, including those of emerging markets.

       - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in cash and cash equivalents, such as obligations of the U.S. government and its agencies or instrumentalities, or high quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.
       - LOWER GRADE DEBT SECURITIES. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by S&P or, if unrated, judged by the Adviser to be of comparable quality. However, on occasion when the Adviser deems appropriate the Fund may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of "B".

Investing in the Fund involves the following risks:

       - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Rapid turnover of investments could result in higher transaction expenses and lower after-tax returns. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Fund.
       - FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the Adviser to be trading at a discount to their PMV (value stocks). The Fund's performance may be poorer than that of funds that invest in other types of securities. If the Adviser is incorrect in its

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------



         assessment of the PMVs of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.
       - FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

          - CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.
          - INFORMATION RISK. Key information about an issuer, security, or market may be inaccurate or unavailable.
          - POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action, and war.
          - ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractiveness of investment opportunities available to the Fund.


          - LIQUIDITY RISK. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

          - EMERGING MARKETS. The above listed foreign securities risks are more likely in the securities of companies located in emerging markets.

       - SOCIALLY RESPONSIBLE/SUSTAINABILITY INVESTMENT RISK. The Fund invests substantially all of its assets in the securities of companies that meet its socially responsible and sustainability criteria. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities when it might otherwise be disadvantageous for it to do so.
       - LOWER GRADE DEBT SECURITIES RISK. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the general

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------





supervision of the Fund's Board of Directors (the "Board"). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.



As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended March 31, 2010, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.



The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.75%, and 1.75% for the Fund's Class A, C, and I Shares, respectively. The fee waiver and expense reimbursement agreement will continue until at least July 31, 2011 and may not be terminated by the Adviser before such date. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to reimburse the Adviser for any such amounts to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would not exceed 2.00%, 2.75%, and 1.75% on an annualized basis for Class A, C, and I Shares, respectively.



The Fund's semi-annual report to shareholders for the period ending September 30, 2010 will contain a discussion of the basis of the Board's determination to continue the investment advisory agreement as described above.




THE PORTFOLIO MANAGERS. Mr. Christopher Desmarais is a Senior Vice President of GAMCO Asset Management Company as well as its Director of Socially Responsive Investments. Since joining GAMCO in 1993, Mr. Desmarais has been actively involved in expanding the Firm's capabilities and involvement in the field of Socially Responsible Investing. Mr. Desmarais serves on the Charles F. Dolan School of Business Advisory Council at Fairfield University and has been a frequent speaker at various conferences including The Green Mountain Summit and the Endowments and Foundations Symposium. Mr. Desmarais is a graduate of Fairfield University with a B.A. in Economics.


Mr. John Segrich joined Gabelli & Company, Inc. in July 2008 to head the Gabelli Green research team, which focuses on sustainability criteria, bringing his fifteen years of institutional research experience to the team. Previously, he spent seven years in Europe where he was most recently the head of JPMorgan's sell side European Technology research team. Prior to that, Mr. Segrich was head of the European Software research team for Goldman Sachs. Mr. Segrich began his career in 1993 at Gabelli & Company, where he focused on research of the embryonic Internet industry.


As portfolio managers, Mr. Desmarais and Mr. Segrich are primarily responsible for the day to day investment decisions for the Fund.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts they manage, and their ownership of securities in the Fund.


REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------





activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and cease and desist from future violations of the above referenced federal securities laws. The settlement did not impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the investment advisory agreement.



                               INDEX DESCRIPTIONS



THE MSCI ALL COUNTRY (AC) WORLD INDEX is a market capitalization weighted index representing both developed and emerging markets. You cannot invest directly in the MSCI AC World Index.



THE FTSE KLD GLOBAL SUSTAINABILITY INDEX is a broadly diversified, sector-neutral global benchmark based on environmental, social and governance (ESG) rankings. You cannot invest directly in the FTSE KLD Global Sustainability Index.



--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------



                                CLASSES OF SHARES


-----------------------------------------------------------------------------------------
                                                                               CLASS I
                             CLASS A SHARES          CLASS C SHARES             SHARES
-----------------------------------------------------------------------------------------
  Front End Sales Load?     Yes. The           No.                          No.
                            percentage
                            declines as the
                            amount invested
                            increases.
-----------------------------------------------------------------------------------------
  Contingent Deferred       No, except for     Yes, for shares redeemed     No.
  Sales Charge?             shares redeemed    within twelve months after
                            within eighteen    purchase.
                            months after
                            purchase as part
                            of an investment
                            greater than $1
                            million if no
                            front-end sales
                            charge was paid
                            at the time of
                            purchase.
-----------------------------------------------------------------------------------------
  Rule 12b-1 Fee            0.25%              1.00%                        None
-----------------------------------------------------------------------------------------
  Convertible to Another    No.                No.                          No.
  Class?
-----------------------------------------------------------------------------------------
  Fund Expense Levels       Lower annual       Higher annual expenses       Lower annual
                            expenses than      than Class A Shares and      expenses than
                            Class C Shares.    Class I Shares.              Class A or
                            Higher annual                                   Class C
                            expenses than                                   Shares.
                            Class I Shares.
-----------------------------------------------------------------------------------------




Three classes of the Fund's shares are offered in this Prospectus -- Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares of the Fund are offered in a separate prospectus. Class I Shares are available to foundations, endowments, institutions, and employee benefit plans. The minimum investment for Class I Shares is $100,000 if the investor purchases the Shares directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor") or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum investment requirement is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class I Shares from purchases not listed above or that do not meet these qualification requirements. The table above summarizes the differences among the classes of shares.


       - A "front-end sales load", or sales charge, is a one time fee charged at the time of purchase of shares.
       - A "contingent deferred sales charge" ("CDSC") is a one time fee charged at the time of redemption.
       - A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.


--------------------------------------------------------------------------------------
                 IF YOU...                          THEN YOU SHOULD CONSIDER...
--------------------------------------------------------------------------------------
 -   qualify for a reduced or waived        purchasing Class A Shares instead of Class
     front-end sales load                   C Shares
--------------------------------------------------------------------------------------
 -   do not qualify for a reduced or        purchasing Class C Shares instead of Class
     waived front-end sales load and        A Shares
     intend to hold your shares for only
     a few years
--------------------------------------------------------------------------------------
 -   do not qualify for a reduced or        purchasing Class A Shares instead of Class
     waived front-end sales load and        C Shares
     intend to hold your shares
     indefinitely
--------------------------------------------------------------------------------------
 -   are an eligible institution and wish   purchasing Class I Shares
     to purchase at least $100,000 worth
     of shares
--------------------------------------------------------------------------------------





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                                                                              13

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In selecting a class of shares in which to invest, you should consider:

       - the length of time you plan to hold the shares;
       - the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value;
       - whether you qualify for a reduction or waiver of the Class A sales charge; and
       - whether you qualify to purchase Class I Shares (direct institutional purchases of $100,000 or more).



The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describes information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Fund's Shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds -- Sales Load and Breakpoint Info").



SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                        SALES CHARGE          SALES CHARGE          REALLOWANCE
                                        AS % OF THE             AS % OF                 TO
AMOUNT OF INVESTMENT                  OFFERING PRICE*       AMOUNT INVESTED       BROKER-DEALERS
--------------------                  ---------------       ---------------       --------------
Less than $50,000.................          5.75%                 6.10%                5.00%
$50,000 but under $100,000........          4.75%                 4.99%                4.00%
$100,000 but under $250,000.......          3.75%                 3.90%                3.00%
$250,000 but under $500,000.......          2.75%                 2.83%                2.25%
$500,000 but under $1 million.....          2.00%                 2.04%                1.75%
$1 million but under $2 million...          0.00%**               0.00%                1.00%
$2 million but under $3 million...          0.00%**               0.00%                0.50%
$5 million or more................          0.00%**               0.00%                0.25%


--------

 *     Includes front end sales load
** Subject to a 1.00% CDSC for eighteen months after purchase if no front-end sales charge was paid at the time of purchase.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

BREAKPOINTS OR VOLUME DISCOUNTS

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------




charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the "Letter") agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.


VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value ("NAV") of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.


LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter to your broker or the Distributor, you may make purchases of Class A Shares of the Fund during a 13 month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV per share. For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

       - all of your accounts at the Fund or a broker;
       - any Fund account of yours at another broker; and
       - Fund accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.


INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon ("BNYM"), Boston Financial Data Services ("BFDS"), State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), BNY Mellon Investment Servicing (US) Inc., and Soliciting Broker-Dealers, employee benefit plans


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------





for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse, and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in Section 501 (c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund; (8) any unit investment trusts registered under the 1940 Act, which have shares of the Fund as a principal investment (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families;
(10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.


Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:

       - Class A Shares within approximately eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and
       - Class C Shares within approximately twelve months or less of buying them.


The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.


The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------




redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

       - redemptions and distributions from retirement plans made after the death or disability of a shareholder;
       - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;
       - involuntary redemptions made by the Fund;
       - a distribution from a tax deferred retirement plan after your retirement; and
       - returns of excess contributions to retirement plans following the shareholder's death or disability.


RULE 12B-1 PLANS. The Fund has adopted distribution plans under Rule 12b-1 (the "Plans") for Class A and Class C Shares of the Fund (each a "Plan"). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.



The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.



Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.




                               PURCHASE OF SHARES


You can purchase the Fund's shares on any Business Day. You may purchase shares through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Fund's Distributor.


The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.


       - BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554) [or, via the Internet]. Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a


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                                                                              17

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         check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.



BY MAIL                                  BY PERSONAL OR OVERNIGHT DELIVERY
-------                                  ---------------------------------
THE GABELLI FUNDS                        THE GABELLI FUNDS
P.O. BOX 8308                            C/O BFDS
BOSTON, MA 02266-8308                    30 DAN ROAD
                                         CANTON, MA 02021-2809



       - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI SRI GREEN FUND
                             ACCOUNT #______________
                         ACCOUNT OF [REGISTERED OWNERS]


If you are making an initial purchase, you or your broker-dealer should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street, will not charge you for receiving wire transfers for initial or subsequent purchases.


SHARE PRICE. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to a front-end sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the NAV, as described under "Classes of Shares -- Class A Shares."

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000 for Class A and Class C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A and Class C Shares" below regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $100,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments for Class A, Class C, or Class I Shares. Broker-dealers may have different minimum investment requirements.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so,
(ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.


CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund and, in some cases, your broker-dealer to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying

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18

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information, for each investor who opens or reopens an account with the Fund.
Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.


THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. In addition to amounts paid to brokers, dealers, or financial intermediaries as a re-allowance of a portion of the sales commission, the Adviser or an applicable affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Fund.



These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured:
(i) as a percentage of net sales; (ii) as a percentage of net assets; and/or
(iii) as a fixed dollar amount.



The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases, these other payments could be significant.



Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings of expense experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.



The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.



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                                                                              19

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ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES AND CLASS C SHARES

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRAs, "Roth" IRAs, SEP IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R. - 10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for purchases establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, which may be subject in some cases to a CDSC, as described under "Classes of Shares -- Contingent Deferred Sales Charges" or a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain

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20

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investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund's Board has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class C, and Class I Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the share's aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.


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                                                                              21

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In the event that you wish to redeem shares in a registered account established by a broker/dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to:
THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a medallion signature guarantee.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account, and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.


REINSTATEMENT PRIVILEGE. A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within 30 days of redemption, in which case an adjustment will be made to the tax basis of the shares so acquired, if those shares are acquired within 30 days of the redemption.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.


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22

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You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund.


In effecting an exchange:

       - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
       - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
       - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

       - you will realize a taxable gain or loss;

       - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and
       - you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange your shares directly through the Distributor, through the Fund's transfer agent, through a registered broker-dealer, or through your financial intermediary.


       - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.
       - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.
       - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change to the exchange privilege.


Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.


                             PRICING OF FUND SHARES


The Fund's NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.



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                                                                              23

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The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The Fund's NAV of each class is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.


Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.



Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is

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24

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typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares. Dividends and distributions are taxable whether paid in cash or reinvested in additional shares.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income (including distributions of net short-term capital gains (i.e., gains from the sale of securities held by the Fund for one year or less)) are taxable to you as ordinary income if you are a U.S. shareholder, except that certain qualified dividends are currently eligible for a reduced rate (to the extent derived from the Fund's qualified dividend income and if certain holding period requirements are met). Properly designated distributions of net capital gain (i.e., net long-term capital gains minus net short-term capital loss) ("Capital Gains Distributions") are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state, and local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax at the rate of 30% (or a lower rate reduced by an applicable income tax treaty).


A dividend declared by the Fund in October, November, or December and paid during January of the following year will be treated as paid in December for tax purposes.


This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.




                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.



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GABELLI SRI GREEN FUND, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past three fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the designated class of Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.


Selected data for a share of capital stock outstanding throughout each period:


                                                                                          DISTRIBUTIONS
                                                                      ----------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS
                             ---------------------------------------
                                                Net
                  Net Asset      Net       Realized and      Total                     Net
Period              Value,   Investment     Unrealized       from         Net        Realized
Ended             Beginning    Income     Gain (Loss) on  Investment  Investment     Gain on     Return of       Total
March 31          of Period   (Loss)(a)     Investments   Operations    Income     Investments    Capital    Distributions
--------          ---------  ----------   --------------  ----------  ----------   -----------   ---------   -------------
CLASS A
  2010              $ 6.12     $(0.13)        $ 4.43        $ 4.30          --            --           --            --
  2009                8.40      (0.01)         (2.24)        (2.25)     $(0.03)           --       $(0.00)(c)    $(0.03)
  2008(d)            10.00      (0.00)(c)      (1.56)        (1.56)      (0.01)       $(0.03)          --         (0.04)
CLASS C
  2010              $ 6.08     $(0.20)        $ 4.40        $ 4.20          --            --           --            --
  2009                8.37      (0.07)         (2.22)        (2.29)         --            --           --            --
  2008(d)            10.00      (0.06)         (1.54)        (1.60)         --        $(0.03)          --        $(0.03)
CLASS I
  2010              $ 6.13     $(0.09)        $ 4.43        $ 4.34          --            --           --            --
  2009                8.42       0.01          (2.25)        (2.24)     $(0.05)           --       $(0.00)(c)    $(0.05)
  2008(d)            10.00       0.02          (1.56)        (1.54)      (0.01)       $(0.03)          --         (0.04)
                                                                 RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
                                                                                    DATA
                                                               ---------------------------------------------
                                                                            Expenses    Expenses
                              Net Asset            Net Assets      Net       Net of      Before
Period                          Value,               End of    Investment   Waivers/    Waivers/   Portfolio
Ended             Redemption    End of    Total      Period      Income    Reimburse-  Reimburse-   Turnover
March 31            Fees(a)     Period   Return+   (in 000's)    (Loss)    ments(b)++   ments+++      Rate
--------          ----------  ---------  -------   ----------  ----------  ----------  ----------  ---------
CLASS A
  2010               $0.00(c)   $10.42     70.26%    $4,671       (1.36)%     2.01%        4.70%      190%
  2009                0.00(c)     6.12    (26.75)       591       (0.15)      2.01        11.07        65
  2008(d)               --        8.40    (15.65)       461       (0.06)(e)   2.02(e)     22.50(e)     25
CLASS C
  2010               $0.00(c)   $10.28     69.08%    $1,057       (2.10)%     2.76%        5.45%      190%
  2009                0.00(c)     6.08    (27.36)       104       (0.93)      2.76        11.82        65
  2008(d)               --        8.37    (16.03)       162       (0.81)(e)   2.77(e)     23.25(e)     25
CLASS I
  2010               $0.00(c)   $10.47     70.80%    $2,872       (0.98)%     1.76%        4.45%      190%
  2009                0.00(c)     6.13    (26.64)       410        0.10       1.76        10.82        65
  2008(d)               --        8.42    (15.41)       483        0.23(e)    1.77(e)     22.25(e)     25



-----------

       + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.


      ++ The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian ("Custodian Fee Credits"). If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 2.04% (Class
         A), 2.79% (Class C), and 1.79% (Class I), respectively. For the year ended March 31, 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.


     +++ The ratios include a reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 22.52% (Class A), 23.27% (Class C), and 22.27% (Class I), respectively. For the year ended March 31, 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.




     (a) Per share amounts have been calculated using the average shares outstanding method.


     (b) The expense ratios include interest expense which is not subject to the expense limitation for each class of shares.


     (c) Amount represents less than $0.005 per share.


     (d) The Gabelli SRI Green Fund, Inc. commenced investment operations on June 1, 2007.


     (e) Annualized.



--------------------------------------------------------------------------------
26

                     This Page was Left Blank Intentionally.

                     This Page was Left Blank Intentionally.

--------------------------------------------------------------------------------



                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO and GAMCO Westwood Funds are investment companies registered with the Securities and Exchange Commission under the 1940 Act. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
- Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.



--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------



                          GABELLI SRI GREEN FUND, INC.

                            CLASS A, C, AND I SHARES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.


You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO
family, or request other information, and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:


                          Gabelli SRI Green Fund, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com


You can also review and/or copy the Fund's prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can get text-only copies:


       - Free from the Fund's website at www.gabelli.com.
       - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.
       - Free from the EDGAR Database on the SEC 's website at www.sec.gov.

(Investment Company Act File No. 811-22026)


--------------------------------------------------------------------------------

                          GABELLI SRI GREEN FUND, INC.

                       Statement of Additional Information


                                  July 29, 2010

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli SRI Green Fund, Inc., a Maryland corporation (the "Fund"). This SAI should be read in conjunction with the Fund's Prospectuses for Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares, each dated July 29, 2010. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses. For a free copy of a Prospectus or the Fund's annual report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.

CLASS   TICKER SYMBOL
-----   -------------
AAA         SRIGX
 A          SRIAX
 C          SRICX
 I          SRIDX


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION......................................................      2
INVESTMENT STRATEGIES AND RISKS..........................................      2
INVESTMENT RESTRICTIONS..................................................     16
PORTFOLIO HOLDINGS INFORMATION ..........................................     17
DIRECTORS AND OFFICERS ..................................................     18
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ..............................     27
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     28
DISTRIBUTION PLANS.......................................................     35
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................     37
REDEMPTION OF SHARES ....................................................     39
DETERMINATION OF NET ASSET VALUE.........................................     40
DIVIDENDS, DISTRIBUTIONS, AND TAXES .....................................     41
INVESTMENT PERFORMANCE INFORMATION ......................................     45
DESCRIPTION OF THE FUND'S SHARES ........................................     46
FINANCIAL STATEMENTS ....................................................     46
APPENDIX A...............................................................    A-1

                               GENERAL INFORMATION

The Fund is a diversified open-end management investment company organized under the laws of the State of Maryland on March 1, 2007 as The Gabelli SRI Fund, Inc. Effective March 17, 2009, the Fund's name was changed to Gabelli SRI Green Fund, Inc. The Fund commenced investment operations on June 1, 2007.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies.

GENERAL MARKET RISK

The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S. government has taken a number of measures to attempt to restore stability to the financial markets and to promote economic recovery. The measures have included various programs to stimulate economic activity, to reform regulatory oversight, to advance various social goals, and to provide relief to businesses and individuals suffering from the effects of the economic crisis. There is no guarantee that any of these programs or other efforts will be successful.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. In evaluating a convertible security, Gabelli Funds, LLC, the Fund's adviser (the "Adviser") places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by Standard & Poor's Ratings Service ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. However, on occasion when the Adviser deems appropriate the Fund may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of "B".

Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks within an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

DEBT SECURITIES

The Fund may invest up to 5% of its assets in low rated and unrated corporate debt securities (often referred to as "junk bonds"). Corporate debt securities which are either unrated or have a predominantly speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strengths. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

The ratings of Moody's Investors Service, Inc. ("Moody's") and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a factor in its decision making process, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A -- "Description of Corporate Debt Ratings."

As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subjective to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market.

BORROWING

The Fund does not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, (2) borrowing from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities, or (3) any other permissible purpose under the Investment Company Act of 1940, as amended (the "1940 Act").

Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by the appreciation of securities purchased.

INVESTMENTS IN WARRANTS AND RIGHTS

The Fund may invest up to 5% of its assets in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a warrant or right may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

INVESTMENT IN SMALL, UNSEASONED COMPANIES, AND OTHER ILLIQUID SECURITIES

The Fund may invest in small, less well known companies which have operated for less than three years (including predecessors). The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted from public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the Securities and Exchange Commission ("SEC"), may be treated as liquid if they satisfy liquidity standards established by the Board of Directors (the "Board"). The continued liquidity of such securities, as well as that of publicly traded securities, is not assured.

FOREIGN SECURITIES

The Fund may invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar denominated receipts generally issued by domestic banks, which represent the deposit of a security of a foreign issuer with a bank, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

Thus, investment in shares of the Fund should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary, and fiscal policies, possible foreign withholding taxes, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks than those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared with dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or charge withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls. In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment. In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

FOREIGN CURRENCY

The Fund may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and income. In addition, although a portion of the Fund's investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls, or political developments in the U.S. or abroad.

EMERGING MARKET SECURITIES

The Fund may invest in emerging market securities. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

CORPORATE REORGANIZATIONS AND RISK ARBITRAGE SECURITIES

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of a tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

From time to time the Fund may invest in risk arbitrage securities. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company. A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund.

Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES, AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, (i.e., a when, as, and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian, through book-entry notations, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

OTHER INVESTMENT COMPANIES

The Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

COMMODITY EXCHANGE-TRADED FUND SHARES


The Fund may invest indirectly in gold bullion through the purchase of shares of a commodity exchange-traded fund ("ETF"). A commodity ETF is a publicly-traded trust that acquires and holds underlying investments on a transparent basis. Because a commodity ETF has operating expenses and transaction costs, while the price of gold bullion does not, a commodity ETF will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each ETF share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold.

An investment in a commodity ETF is subject to all of the risks of investing in the assets held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying assets. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its holdings at a time when the price of gold is falling.

Commodity ETFs are generally not registered as investment companies for purposes of United States federal securities laws, and are not subject to regulation by the SEC as an investment company. Consequently, the owners of the commodity ETF do not have the regulatory protections provided to investors in investment companies. For example, the provisions of the 1940 Act that limit transactions with affiliates, prohibit the suspension of redemptions (except under certain limited circumstances) or limit sales loads do not apply to commodity ETFs. Commodity ETFs do not hold or trade in commodity futures contracts regulated by the Commodity Exchange Act (CEA), as administered by the Commodity Futures Trading Commission (CFTC). Furthermore, commodity ETFs are not a commodity pool for purposes of the CEA, and their sponsors are not subject to regulation by the CFTC as a commodity pool operator, or a commodity trading advisor. Consequently, the owner of the commodity ETF does not have the regulatory protections provided to investors in CEA-regulated instruments or commodity pools. Consequently, the sponsor is not subject to registration as a commodity pool operator and the owners of the commodity ETF do not receive the disclosure document and certified annual report required to be delivered by a commodity pool operator.


REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, not more than 5% of the Fund's total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its net assets would be so invested.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may enter into futures contracts and options on futures contracts. The Fund will only enter into futures contracts and options on futures contracts that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Fund will not use futures or options on futures for speculative purposes. The Fund's investment in futures contracts and options on futures contracts will not exceed 5% of the Fund's assets, measured in terms of the premium or margin requirement for the contract or option.

A futures contract is an agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. When entering into a futures contract, the Fund would be required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to its specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits are typically calculated as a percentage of the contract's market value.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract value changes, or if the value of the securities placed in margin deposit with the broker changes, to the extent that margin deposit requirements are no longer satisfied, the Fund will be required to make payment of additional "variation margin." Conversely, contract value changes or changes in the value of margin securities may occur in such a way as to result in "excess margin," which would typically be repaid to the Fund. When investing in futures contracts, the Fund must satisfy certain asset segregation requirements to ensure that the use of futures is not leveraged. When the Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a futures contract, the Fund must segregate liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund "covers" an options or futures position generally by entering into an offsetting position.

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

The Fund may engage in futures contracts and options on futures contracts only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. In this regard, the Fund has claimed an exclusion from registration as a "commodity pool operator" under the Commodity Exchange Act. The Fund intends to limit its hedging transactions in futures contracts so that immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account was then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that the Adviser will incorrectly predict future market trends. If the Adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund could lose margin payments it has deposited with its futures broker, if, for example, the broker breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the broker's other customers, potentially resulting in losses to the Fund.

OPTIONS

The Fund may purchase put and call options. The Fund's investment in options will not exceed 5% of the Fund's assets. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The purchase price of an option is called the "premium." The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange-traded options, which are standardized, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, over-the-counter ("OTC") options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by the Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund segregates liquid assets in a segregated account in sufficient amount to cover the transaction.

If a trading market in particular options were to become unavailable, investors in those options (such as the Fund) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when option prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

The Fund bears the risk that the Adviser will not accurately predict future market trends. If the Adviser attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

WRITING COVERED CALL OPTIONS

The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the asset involved in the option.

As noted above, a call option gives the holder (buyer) the "right to purchase" a security, currency, or other asset at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own at least the same quantity of the security, currency or other assets subject to the option or an option to purchase the same underlying security, currency, or other asset, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned assets.

Portfolio assets on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. Writing covered call options may be used by the Fund to reduce its exposure to securities it does not wish to sell at the time it writes the option. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying asset above the exercise price, retains the risk of loss should the price decline, and also gives up, to some degree, control over the timing of sale of the underlying assets. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying asset during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying asset. The Fund does not consider an asset covering a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying asset from being called, or to permit the sale of the underlying asset.

Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying asset with either a different exercise price or expiration date or both. The Fund will be unable to control losses or effect such strategies through closing transactions where a liquid secondary market for options on such assets does not exist. If the Fund desires to sell a particular asset from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the asset. If the Fund cannot enter into such a transaction, it may be required to hold an asset that it might otherwise have sold. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying asset for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such asset from its portfolio. In such cases, additional costs may be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying asset owned by the Fund. However, gains and losses on investments in options depend in part on the Adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge.

PURCHASING PUT OPTIONS

The Fund may purchase put options in securities, currencies, or other assets owned by the Fund or on options to purchase the same underlying security, currency, or other assets, having an exercise price equal to or less than the exercise price of the put option. As the holder of a put option, the Fund would have the right to sell the underlying asset at the exercise price at any time during the option period or at the expiration of the option. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its assets. An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying asset owned by the Fund (a "protective put") but does not wish to sell at that time as a defensive technique in order to protect against an anticipated decline in the value of the asset. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's value. For example, a put option may be purchased in order to protect unrealized appreciation of an asset where the Adviser deems it desirable to continue to hold the asset because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

SWAP CONTRACTS

Swaps are a specific type of OTC derivative involving privately negotiated agreements with a trading counterparty. The Fund may use (i) long equity swap contracts where the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) short equity swap contracts - where the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and (iii) contracts for differences - equity swaps that contain both a long and short equity component.

The Fund may use swaps for (i) traditional hedging purposes - short equity swap contracts used to hedge against an equity risk already present in the Fund; (ii) anticipatory purchase hedging purposes - where the Fund anticipates significant cash purchase transactions and enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes where the Fund expects significant demand for redemptions; (iv) direct investment - where the Fund purchases (particularly long equity swap contracts) in place of investing directly in securities; and
(v) risk management - where the Fund uses equity swap contracts to adjust the weight of the Fund to a level the Adviser feels is the optimal exposure to individual markets, sectors and equities. There is generally no limit on the use of swaps except to the extent such swaps are subject to the Fund's liquidity requirements.

Swaps may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indices. The Fund can use swaps for many purposes, including hedging and investment gain. The Fund may also use swaps as a way to efficiently adjust its exposure to various securities, markets, and currencies without having to actually sell current assets and purchase different ones. The use of swaps involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. The Adviser may also fail to use swaps effectively. For example, the Adviser may choose to hedge or not to hedge at inopportune times which may adversely affect the Fund's performance.

Swaps are subject to a number of risks. Since their value is calculated and derived from the value of other assets, instruments, or references, there is greater risk that the swap contract will be improperly valued. Valuation, although based on current market pricing data, is typically done by the counterparty to the swap contract. If the counterparty to a swap contract does not make timely principal, interest, or settle payments when due, or otherwise fulfills its obligations, the Fund could lose money on its investment. Swaps also involve the risk that changes in the value of the swaps may not correlate perfectly with relevant assets, rates, or indices they are designed to hedge or to closely track. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which it values them. The Fund is subject to liquidity risk, particularly with respect to the use of swaps. Also, suitable swap transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

PORTFOLIO TURNOVER


The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser expects that the annual turnover rate of the Fund will not exceed 75%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Portfolio turnover may vary from year to year. For the fiscal years ended March 31, 2009, and 2010, the turnover rates were 65% and 190%, respectively. The increase in the portfolio turnover rate of the Fund between fiscal years 2009 and 2010 was due to two primary factors. First, the Fund modified its investment guidelines to add the sustainability criteria, which caused the sale of significant portions of the previous portfolio. Second, trading increased as governments withdrew subsidies to companies that meet the sustainability criteria, in which the Fund had invested.


                             INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined in the 1940 Act as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

     1) Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.

     2) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

     3) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4) Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.

     5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     6) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

     7) Pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund's assets.


For purposes of investment restriction 3 and its applicability to investments in a "group of industries," the Fund interprets this limitation to mean that the Fund will not invest in more than 25% of its total assets in any single industry or in a predetermined and specified group of related industries. The Fund did not predetermine a "group of industries" to which the Fund is limited.

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or the independent Directors. These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;


     (5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and


     (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printer on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, custodian, independent registered public accounting firm and legal counsel are set forth in this Statement of Additional Information. The Fund's proxy service is Broadridge Financial Solutions, Inc. Bowne & Co., Inc. provides typesetting services for the Fund, and based on competitive bids, the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund's service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                             DIRECTORS AND OFFICERS


The Fund's Board is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below.

                                              NUMBER OF
                                               FUNDS IN
                                                 FUND
                            TERM OF OFFICE     COMPLEX
    NAME, POSITION(S)        AND LENGTH OF     OVERSEEN           PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
    ADDRESS(1) AND AGE      TIME SERVED(2)   BY DIRECTOR          DURING PAST FIVE YEARS            HELD BY DIRECTOR(3)
-------------------------   --------------   -----------   ------------------------------------   ----------------------
INTERESTED DIRECTOR(4):

MARIO J. GABELLI              Since 2007          26       Chairman and Chief Executive Officer   Director of Morgan
Chairman of the Board                                      of GAMCO Investors, Inc. and Chief     Group Holdings, Inc.
and Director                                               Investment Officer - Value             (holding company);
Age: 67                                                    Portfolios of Gabelli Funds, LLC and   Chairman of the Board
                                                           GAMCO Asset Management Inc.;           of LICT Corp.
                                                           Director/Trustee or Chief Investment   (multimedia and
                                                           Officer of other registered            communication
                                                           investment companies in the            services); Director of
                                                           Gabelli/GAMCO Fund Complex; Chairman   CIBL, Inc.
                                                           and Chief Executive Officer of GGCP,   (broadcasting and
                                                           Inc.                                   wireless
                                                                                                  communications)

INDEPENDENT DIRECTORS(5):

CLARENCE A. DAVIS             Since 2007           2       Former Chief Executive Officer of      Director of Oneida
Director                                                   Nestor, Inc. (2007-2009); Former       Ltd. (kitchenware);
Age: 68                                                    Chief Operating Officer (2000-2005)    (2005-2006) Director
                                                           and Chief Financial Officer (1999-     of Telephone & Data
                                                           2000) of the American Institute of     Systems, Inc.
                                                           Certified Public Accountants           (telephone services);
                                                                                                  Director of Pennichuck
                                                                                                  Corp. (water supply);
                                                                                                  Director of Sonesta
                                                                                                  International Hotels
                                                                                                  Corp. (hotels); (2005-
                                                                                                  2006)

VINCENT D. ENRIGHT            Since 2007          16       Former Senior Vice President and       Director of Echo
Director                                                   Chief Financial Officer of Key Span    Therapeutics, Inc.
Age: 66                                                    Corp. (public utility) (1994-1998)     (therapeutics and
                                                                                                  diagnostics) and until
                                                                                                  September 2006,
                                                                                                  Director of Aphton
                                                                                                  Corporation
                                                                                                  (pharmaceuticals)

ANTHONIE C. VAN EKRIS         Since 2007          20       Chairman and Chief Executive Officer   Director of Aurado
Director                                                   of BALMAC International, Inc.          Inc. (oil and gas
Age: 76                                                    (commodities and futures trading)      operations) through
                                                                                                  2005

(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Fund's By-Laws and Agreement and Articles of Incorporation. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

(5) Directors who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent Directors."


                             TERM OF
                           OFFICE AND
    NAME, POSITION(S)       LENGTH OF
       ADDRESS(1)             TIME                     PRINCIPAL OCCUPATION(S)
        AND AGE             SERVED(2)                  DURING PAST FIVE YEARS
------------------------   -----------   --------------------------------------------------
OFFICERS:

BRUCE N. ALPERT             Since 2007   Executive Vice President (since 1999) and Chief
President and Secretary                  Operating Officer (since 1988) of Gabelli Funds,
Age: 58                                  LLC; Chairman of Teton Advisors, Inc. from July
                                         2008 to 2010; President from 1998 through
                                         June 2008 and Director since 1998; Senior Vice
                                         President of GAMCO Investors, Inc. since 2008;
                                         Officer of all of the registered investment
                                         companies in the Gabelli/GAMCO Fund Complex
                                         since 1988.

JOSEPH H. EGAN             Since April   Assistant Treasurer of the Fund since 2004;
Acting Treasurer               2010      Assistant Treasurer of all of the other registered
Age: 66                                  investment companies in the Gabelli/GAMCO Fund
                                         Complex.

AGNES MULLADY(3)            Since 2007   Senior Vice President of GAMCO Investors, Inc.
Treasurer                                since 2009; Vice President of Gabelli Funds, LLC
Age: 51                                  since 2007; Officer of all of the registered
                                         investment companies in the Gabelli/GAMCO Fund
                                         Complex; Senior Vice President of U.S. Trust
                                         Company, N.A. and Treasurer and Chief Financial
                                         Officer of Excelsior Funds from 2004 through 2005.

PETER D. GOLDSTEIN          Since 2007   Director of Regulatory Affairs at GAMCO Investors,
Chief Compliance Officer                 Inc. since 2004; Chief Compliance Officer of all
Age: 57                                  of the registered investment companies in the
                                         Gabelli/GAMCO Fund Complex; Vice President of
                                         Goldman Sachs Asset Management from 2000 through
                                         2004.

(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) Each Officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)  Agnes Mullady is on a leave of absence for a limited period of time.

The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his duties effectively has been attained in large part through the Director's business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Director's ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

Mario J. Gabelli. Mr. Gabelli is Chairman of the Board of Directors of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. ("GBL"), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., ("GAMCO") which are each asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and as a member of the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business. Mr. Gabelli's education, professional training and experience, and other life experiences, including but not limited to, his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds in the Fund Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Director of the Fund.

Clarence A. Davis. Mr. Davis was the CEO of Nestor, Inc. until January 2009 and was a director of the company until it went into receivership in June 2009. He is a member of the Fund's Audit Committee and the Fund's Proxy Voting Committee, and also serves on the board of other funds in the Fund Complex. Mr. Davis formerly served as the Chief Operating Officer and Chief Financial Officer of the American Institute of Certified Public Accountants. Mr. Davis also has served as an Audit Committee member and Director of a kitchenware company, a water supply company, and a hotel company. Mr. Davis founded Clarence A. Davis Enterprises, Inc., which provided financial and organizational consulting, due diligence for acquisitions and forensic accounting for various industries for eight years. Mr. Davis was a Senior Audit Partner for 12 years, which encompassed a career of 23 years in public accounting for Spicer & Oppenheim. He formerly served as Chairman of the Accountants for Public Interest/Support Center of New York. Mr. Davis was appointed to the American Red Cross Liberty Fund and September 11 Recovery Oversight Commission; the New York State Board of Public Accountancy; and the Future Issues Committee of the American Institute of Certified Public Accountants. He has served as a Consultant for the American Red Cross National Office. Also, Mr. Davis was a faculty member of the Long Island University Brooklyn Center; the New York Institute of Finance; and the Foundation for Accounting Education. Mr. Davis received a Bachelor of Science Degree in Accounting from Long Island University. Mr. Davis' education, professional training and experience, and other life experiences, including but not limited to his experience on the boards of other funds in the Fund Complex, his service on the Audit Committees of various companies, and his position as Senior Audit Partner at a public accounting company, make him highly qualified to serve as a Director of the Fund.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company for 19 years. Mr. van Ekris serves on the boards of other funds in the Fund Complex and is the Chairman of the Fund's Nominating Committee and also is a member of the Proxy Voting Committee of some of the funds in the Fund Complex. He has over 55 years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in the international trading or commodity trading businesses and had also served in both these capacities for nearly 20 years for a large public jewelry chain. Mr. van Ekris was formerly a Director of an oil and gas operations company and served on the boards of a number of public companies, and served on the boards of a number of public companies, and served for more than 10 years on the Advisory Board of the Salvation Army of Greater New York. Mr. van Ekris' education, professional training and experience, and other life experiences, including but not limited to his experience on the boards and committees of other funds in the Fund Complex, and his position as Chairman and/or Chief Executive Officer of public and private companies involved in trading or commodity trading businesses, make him highly qualified to serve as a Director of the Fund.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer ("CFO") of an energy public utility for a total of four years. Mr. Enright also serves as lead independent Director of the Fund and is Chairman of the Fund's Audit Committee, Chairman of the Fund's Proxy Voting Committee, a member of the Fund's Nominating Committee and a member of both multi-fund ad hoc Compensation Committees (described below under "Directors - Leadership Structure and Oversight Responsibilities") and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutic and diagnostic company and serves as Chairman of its compensation committee and as a member of its audit committee. He was also a Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science from Fordham University and completed the Advanced Management Program at Harvard University. Mr. Enright's education, professional training and experience, and other life experiences, including but not limited to his experience on the boards and committees of other funds in the Fund Complex, and his position as CFO of an energy public utility and as Director of a pharmaceutical company, make him highly qualified to serve as a Director of the Fund.

DIRECTORS -- LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Enright as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. More than 75% of the members of the Board are independent Directors and each of the Nominating, Audit, and Proxy Committees are comprised entirely of independent Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has a Proxy Voting Committee. From time to time, the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to participate with directors or trustees of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex.

All of the Fund's Directors other than Mr. Gabelli are independent Directors, and the Board believes they are able to provide effective oversight of the Fund's service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund's operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.


STANDING BOARD COMMITTEES


The Board has established three standing committees in connection with its governance of the Fund - Audit, Nominating, and Proxy Voting.

The Fund's Audit Committee consists of two members: Messrs. Davis and Enright (Chairman), who are Independent Directors of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 25, 2010. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof, and to act as a liaison between the Board and the Fund's independent registered public accounting firm. During the fiscal year ended March 31, 2010, the Audit Committee met twice.

The Fund's Nominating Committee consists of two members: Messrs. Enright and van Ekris (Chairman), who are Independent Directors of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended March 31, 2010.

The Proxy Voting Committee consists of three members: Messrs. Davis, Enright (Chairman), and van Ekris, who are Independent Directors of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and met once during the fiscal year ended March 31, 2010.


DIRECTOR OWNERSHIP OF FUND SHARES


Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director as of December 31, 2009.

                              DOLLAR RANGE       AGGREGATE DOLLAR RANGE
                          OF EQUITY SECURITIES    OF EQUITY SECURITIES
NAME OF DIRECTOR            HELD IN THE FUND*    HELD IN FUND COMPLEX*
----------------          --------------------   ----------------------
INTERESTED DIRECTOR:

Mario J. Gabelli                   E                        E

INDEPENDENT DIRECTORS:

Clarence A. Davis                  A                        B

Vincent D. Enright                 A                        E

Anthonie C. van Ekris**            E                        E

----------
*    Key to Dollar Ranges - Information as of December 31, 2009

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000

** Mr. van Ekris beneficially owns less than 1% of the common stock of The LGL Group, Inc. having a value of $5,264, LICT Corp. having a value of $72,000, and CIBL, Inc. having a value of $7,464 as of December 31, 2009. The LGL Group, Inc., LICT Corp., and CIBL, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.


DIRECTOR AND OFFICER COMPENSATION

No director, officer, or employee of Gabelli & Company, Inc. ("Gabelli & Company" or the "Distributor"), the Adviser, or an affiliated company receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each of its Independent Directors $3,000 per annum plus $500 per meeting attended in person or by telephone and reimburses each Independent Director for related travel and out-of-pocket expenses. The Fund pays the Lead Director $1,000 per annum. The Fund also pays each Director serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting and the Chairman of each committee receives $1,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.


The following sets forth certain information regarding the compensation of the Fund's Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended March 31, 2010.


                               COMPENSATION TABLE

                             AGGREGATE COMPENSATION
                                 FROM REGISTRANT
                                  (FISCAL YEAR)


                                                            TOTAL COMPENSATION
                              AGGREGATE COMPENSATION FROM     FROM THE FUND
NAME OF PERSON AND POSITION             THE FUND             AND FUND COMPLEX*
---------------------------   ---------------------------   ------------------
INTERESTED DIRECTOR:

Mario J. Gabelli                         $    0                 $      0(26)
Chairman of the Board

INDEPENDENT DIRECTORS:

Clarence A. Davis                        $1,750                 $ 17,500(2)
Director

Vincent D. Enright                       $2,000                 $129,438(15)
Director

Anthonie C. van Ekris                    $1,250                 $121,500(19)
Director

* Represents the total compensation paid to such persons for the calendar year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "Fund Complex" as the Fund because they have common or affiliated investment advisers.


CODE OF ETHICS

The Fund, its Adviser, and the Distributor have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to the Adviser in its capacity as the Fund's investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the nonfinancial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its corporate governance service, other third party services, and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Fund's Adviser or principal underwriter on the other hand, the conflict will be brought to the Proxy Voting Committee to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund, which would potentially include the Board's Proxy Voting Committee, to vote the proxies, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31st of each year. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of July 15, 2010, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

NAME AND ADDRESS                         % OF CLASS   NATURE OF OWNERSHIP
----------------                         ----------   -------------------
CLASS AAA

Charles Schwab & Co. Inc.                  15.30%         Beneficial*
Special Custody Acct FBO Customers
Attn: Mutual Funds
San Francisco, CA 94104-4151

National Financial Svcs. Corp.             19.24%         Beneficial*
For exclusive benefit of our customers
New York, NY 10281-1003

CLASS A

SEI Private Trust Company                   6.84%         Beneficial*
Oaks, PA 19456-9989

Pershing LLC                                5.22%         Record
Jersey City, NJ 07303-2052

CLASS C

RBC Capital Markets Corp. FBO               5.12%         Beneficial*
Bainbridge IS, WA 98110-2066

NFS LLC FEBO                                5.19%         Beneficial*
Treichlers, PA 18086

CLASS I

Bell Tower Residence Inc.                  12.32%         Record
Merrill, WI 54452-3487

Redemptoristine Nuns of New York           45.86%**       Record
Retirement Fund
Esopus, NY 12429-0220

Redemptoristine Nuns of New York           12.42%         Record
General Fund
Esopus, NY 12429-0220

Frontier Trust Company FEBO               29.28%**        Beneficial*
Gabelli Funds 401(k) Profit Sharing
Fargo, ND 58106-0758

*    Beneficial ownership is disclaimed.

** Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of July 15, 2010, as a group, the Directors and Officers of the Fund owned less than 1% of the Fund's equity securities.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser based on his controlling interest in GBL, the parent company of the Adviser. The Adviser and several of its affiliates provide investment advisory services. As of December 31, 2009, the Adviser acted as a registered investment adviser to 26 management investment companies with aggregate net assets of $14.8 billion. The Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $26.3 billion as of December 31, 2009. GAMCO, an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $11.2 billion under management as of December 31, 2009. Gabelli Securities, Inc., an affiliate of the Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $305 million as of December 31, 2009. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $26 million under management as of December 31, 2009. Teton Advisors, Inc., an affiliate of the Adviser, acts as investment manager to the GAMCO Westwood Funds and separate accounts having aggregate assets of approximately $561 million under management as of December 31, 2009. Each of the foregoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun-off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of December 31, 2009.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an investment advisory agreement (the "Agreement"), which was initially approved by the sole shareholder of the Fund on May 15, 2007. Pursuant to the Agreement, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of the Fund.


Under the Agreement, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including BNY Mellon Investment Servicing (US) Inc. ("BNY"), formerly PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the Fund's Sub-Administrator (the "Sub-Administrator"), The Bank of New York Mellon ("BNYM"), the Fund's Custodian, Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), the Fund's Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund's registration statement, Prospectuses, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of net asset value ("NAV") per share of each class in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated its administrative duties to the Sub-Administrator as described below under "Sub-Administrator".

The cost of calculating the Fund's NAV is an expense payable by the Fund pursuant to its Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million. During the fiscal year ended March 31, 2010, the Fund did not reimburse the Adviser in connection with the cost of computing the Fund's NAV.


The Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, trustees, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Agreement provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Agreement in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Agreement that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli".


The Agreement was initially approved by the Board on May 15, 2007. By its terms, the Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreement. The Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.


As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets, payable out of the Fund's net assets and allocable to each class on the basis of the assets attributable to such class.

                            FEES
                         WAIVED AND
                          EXPENSES
FISCAL YEAR   ADVISORY    ABSORBED    TOTAL FEES
   ENDED        FEES       BY THE     PAID TO THE
 MARCH 31     ACCRUED     ADVISER       ADVISER
-----------   --------   ----------   -----------
   2010       $65,042     $174,957        $0
   2009       $17,194     $155,824        $0

The Adviser has contractually agreed to waive its fees and reimburse the Fund's expenses to the extent necessary to maintain certain expense ratio caps (excluding brokerage, interest, tax, and extraordinary expenses) until at least July 31, 2011 and will not terminate the agreement before such date. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Operating Expenses would not exceed the amount of the specified expense cap on an annualized basis.


PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED


The information below provides summary information regarding other accounts for which the portfolio manager is primarily responsible for the day-to-day management as of March 31, 2010.

                                                            # OF ACCOUNTS
                                          TOTAL             MANAGED WITH     TOTAL ASSETS
 NAME OF                                  # OF     TOTAL    ADVISORY FEE    WITH ADVISORY
PORTFOLIO                               ACCOUNTS   ASSETS     BASED ON       FEE BASED ON
 MANAGER          TYPE OF ACCOUNTS       MANAGED   ($000)    PERFORMANCE     PERFORMANCE
-----------   -----------------------   --------   ------   -------------   -------------
Christopher   Registered Investment
Desmarais     Companies:                    0        $0           0               $0
              Other Pooled Investment
              Vehicles:                     0        $0           0               $0
              Other Accounts:               2      $139K          0               $0
                                                                  0
John          Registered Investment
Segrich       Companies:                    0        $0           0               $0
              Other Pooled Investment
              Vehicles:                     0        $0           0               $0
              Other Accounts:               2       $4M           0               $0


POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only one fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Fund or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members.

However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

The compensation of portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes equity based incentive compensation via awards of stock options and incentive based variable compensation, based on a percentage of net revenues received by the Adviser for managing the Fund and being the relationship manager for clients with separately managed accounts. Net revenues of the Fund are determined by deducting from gross investment management fees certain of the Firm's expenses (other than the respective portfolio manager's compensation) allocable to the Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity based incentive compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria.


OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund's portfolio manager:

                           DOLLAR RANGE OF EQUITY
NAME                    SECURITIES HELD IN THE FUND*
----                    ----------------------------
Christopher Desmarais                 D
John Segrich                          A

----------
*    Key to Dollar Ranges- Information as of March 31, 2010

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   $100,001 - $500,000

F.   $500,001 - $1,000,000

G.   over $1,000,000


SUB-ADMINISTRATOR


The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with BNY, which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.


For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion:
0.0275%; $10 billion to $15 billion: 0.0125%; over $15 billion: 0.0100%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon, located at One Wall Street, New York, NY 10286, is the Custodian for the Fund's cash and securities. BFDS, an affiliate of State Street, located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund's transfer agent and dividend disbursing agent. Neither BNYM, BFDS, nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, has been selected to audit the Fund's annual financial statements.


DISTRIBUTOR

To implement the Fund's Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with Gabelli & Company, a New York corporation having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Fund's shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as to sell the Fund's shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.


Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A Shares and contingent deferred sales charges ("CDSCs") for Class A and Class C Shares received and retained by the Distributor for the fiscal year ended March 31, 2010:

                 SALES COMMISSIONS FOR THE YEARS ENDED MARCH 31

                           2009                       2010
                -------------------------   ------------------------
                               RETAINED                    RETAINED
                                  BY                          BY
SHARE CLASS     COMMISSIONS   DISTRIBUTOR   COMMISSIONS   DISTRIBUTOR
-------------   -----------   -----------   -----------   -----------
Class A Sales      $1,283        $775        $106,079       $17,043
Commissions
Class A CDSCs       Not          $  0           Not         $     0
                 Applicable                 Applicable
Class C CDSCs       Not          $140           Not         $   914
                 Applicable                 Applicable

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor for the fiscal year ended March 31, 2010:

    NET
UNDERWRITING
 DISCOUNTS       COMPENSATION
    AND         ON REDEMPTIONS    BROKERAGE        OTHER
COMMISSIONS    AND REPURCHASES   COMMISSIONS   COMPENSATION
------------   ---------------   -----------   ------------
  $17,957            $914          $6,364           --


                               DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a "Plan" and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, and Class C Shares. The Board has concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund's expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board, including a majority of the Independent Directors and who have no direct or indirect financial interest in the operation of the Fund. No Plan may be amended to increase materially the amount to be paid thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Independent Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). For so long as a Plan remains in effect, the selection and nomination of the Fund's Independent Directors have been committed to the discretion of the Independent Directors.


For the fiscal year ended March 31, 2010, the Fund incurred distribution costs for Class AAA, Class A, and Class C Shares of $16,798 payable to the Distributor. The Plans compensate the Distributor regardless of its expense.

For the fiscal year ended March 31, 2010, the Distributor identified expenditures for the Fund of approximately $5,400 for advertising, $15,600 for printing, postage, and stationery, $3,600 for overhead support expenses, $26,300 for salaries of personnel of the Distributor, and $5,800 for third party servicing fees. Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class C Shares. Due to the continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority ("FINRA"). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund's shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by the Fund's Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of holders of a majority of the outstanding voting securities of the Fund and by the Board. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.


The amounts included in a prior paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of various programs that make shares available to their customers, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Prospectus for Class A and Class C Shares under the "Classes of Shares" section and in the Prospectus for Class AAA Shares under the "Rule 12b-1 Plan" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that, upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the 1934 Act, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.


Research services furnished by brokers or dealers through which the Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided, and based on such determinations, the Adviser has allocated brokerage commissions of $58,519 on portfolio transactions in the principal amount of $19,159,377 during the fiscal year ended March 31, 2010 to broker-dealers who provided research services to the Adviser.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to the Distributor on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 and the policies contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least quarterly for continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the fiscal year ended March 31 as indicated:


                                                FISCAL YEAR ENDED
                                                    MARCH 31,       COMMISSIONS PAID
                                                -----------------   ----------------
Total Brokerage Commissions
                                                      2009              $ 5,732
                                                      2010              $85,898
Commission paid to the Distributor
                                                      2009              $ 3,908
                                                      2010              $ 6,364
% of Total Brokerage Commissions paid
   to the Distributor                                 2010                 7.41%
% of Total Transactions involving Commissions
   paid to the Distributor                            2010                 8.59%

As of the fiscal year ended March 31, 2010, the Fund did not hold securities of its regular broker-dealers or of their parents.


                              REDEMPTION OF SHARES

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund's Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not to the Adviser or Distributor.

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the Fund's NAV per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Fund's Board believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

                        DETERMINATION OF NET ASSET VALUE

NAV per share is calculated separately for each class of the Fund. The NAV of Class C Shares of the Fund will generally be lower than the NAV of Class A, Class I, or Class AAA Shares as a result of the higher service and distribution related fees to which Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.


NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are:
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board in additional shares of the Fund having an aggregate NAV as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed on shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

GENERAL

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

The Fund has elected to qualify and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, any two or more issuers that it controls (by owning at least 20% of such issuer's outstanding voting securities) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or any one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) and at least 90% of the Fund's net tax-exempt interest, if any, for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year end to use the Fund's fiscal year), and (3) all ordinary income and net capital gains for previous years that were not distributed during such years and upon which no tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.


We may invest in certain commodity ETFs, which may be structured in such a way that requires us to include the ETF's income in our calculation of our regulated investment company taxable income as if we earned the ETF's income directly. ETFs that earn income from commodities generally produce income that is not qualifying income for a regulated investment company such as the Fund. If we exceed a certain level of non-qualifying income, we may not qualify as a regulated investment company.


DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest and dividend income and the excess of net short-term capital gains over long-term capital losses) are taxable to U.S. shareholders as ordinary income. However, distributions that the Fund designates as qualified dividends (based on the Fund's receipt of qualified dividends from certain U.S. and non-U.S. corporations) are generally taxable to U.S. shareholders at a reduced rate of 15% (0% for shareholders in the lower tax brackets), provided that certain holding period requirements are met. This reduced rate is currently scheduled to apply to qualified dividends for taxable years beginning before January 1, 2011 and thereafter revert to ordinary income rates. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction, provided that certain holding period requirements are met. Certain holding period requirements must be met by the Fund and shareholders in order for dividends to be eligible for qualified dividend treatment or the dividends received deduction.

Capital gains of the Fund may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses realized, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains of the Fund from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income.

To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return or a claim for refund that allows them to recover the tax paid on their behalf. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

FOREIGN TAXES

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund has more than 50% of its assets invested in stock or securities of foreign governments or foreign corporations at the close of its taxable year, then the Fund may be eligible to elect to pass through to its shareholders foreign tax credits or deductions for foreign taxes paid by the Fund.

DISPOSITIONS

Upon a redemption, sale, or exchange of shares of the Fund, shareholders will realize a taxable gain or loss depending upon their basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and for non-corporate shareholders the rate of tax will depend upon the shareholder's holding period for the shares and the shareholder's level of taxable income. Any loss realized on a redemption, sale, or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund's assets.

BACK-UP WITHHOLDING

The Fund generally will be required to withhold U.S. federal income tax at a rate of 28% ("back-up withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the Internal Revenue Service (the "IRS") notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. The current 28% rate for back-up withholding is subject to change by Congress.

OTHER TAXATION

Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding U.S. federal, state, local, and foreign tax considerations.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FUND INVESTMENTS

OPTIONS, FUTURES, AND FORWARD CONTRACTS. Any regulated futures contracts and certain options in which the Fund may invest may be "Section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Code Section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Code
Section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, when considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to the Distributor.

In its reports, investor communications, or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUND'S SHARES

The Fund has authority to issue 2,000,000,000 shares of common stock par value $.001 per share. The Board of Directors may, without any action by the shareholders, increase the number of shares that the Fund has authority to issue from time to time and may classify and reclassify shares of common stock in one or more series or classes of common stock. The Fund's shares have no preemptive or conversion rights.

VOTING RIGHTS

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Directors and on other matters submitted to meetings of shareholders. As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies. In addition, the Fund's Directors will call a meeting of shareholders upon the written request of the holders of a majority of the Fund's outstanding shares. The Directors will then, if requested by the applicants, mail at the applicants' expense, the applicants' communication to all other shareholders.

LIABILITIES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to a cause of action. The Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, but nothing in the Articles of Incorporation, as amended and supplemented, protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Maryland law, the Fund's shareholders generally are not liable for the Fund's debts and obligations.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended March 31, 2010, including the Report of PwC, independent registered public accounting firm, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. PwC provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE DEBT RATINGS


MOODY'S INVESTORS SERVICE, INC.

     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca: Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS SERVICE

     AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B,   Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as
     CCC,     having significant speculative characteristics. 'BB' indicates the
     CC, C:   least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) The ratings from AA to CCC may be modified by the addition of a or Minus plus or minus sign to show relative standing within the major
     (-)      rating categories.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                            PART C: OTHER INFORMATION

Item 28. Exhibits.

     (a)(1) Articles of Incorporation of the Registrant, dated March 1, 2007, are incorporated by reference to the Registrant's Registration Statement as filed with the SEC via EDGAR on March 6, 2007 (Accession No. 0001116679-07-000634) ("Registration Statement").

     (a)(2) Articles of Amendment and Restatement, dated May 16, 2007, are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via EDGAR on May 31, 2007 (Accession No. 0001116679-07-001520) ("Pre-Effective
              Amendment No. 2").

     (b)(1) By-Laws of Registrant, dated March 1, 2007, are incorporated by reference to Registration Statement.

     (b)(2) Amended and Restated By-Laws, dated March 1, 2007, are incorporated by reference to Pre-Effective Amendment No. 2.


     (b)(3) Amended and Restated By-Laws, dated August 19, 2009, are filed herewith.


     (c) Instruments Defining Rights of Security Holders are incorporated by reference to Articles IV and V of the Registrant's Articles of Amendment and Restatement filed as Exhibit (a)(2) to Pre-Effective Amendment No. 2 and to Articles II, VII, and IX of Registrant's Amended and Restated By-Laws filed as Exhibit (b)(2) to Pre-Effective Amendment No. 2.

     (d)(1) Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (d)(2) Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (e) Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (f)      Not applicable.

     (g) Custodian Agreement between the Registrant and The Bank of New York Mellon ("BNYM"), dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (h) Transfer Agency and Service Agreement between the Registrant and State Street Bank & Trust Company ("State Street"), dated May 1, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (i) Consent of Paul, Hastings, Janofsky & Walker LLP, Fund Counsel, is filed herewith.

     (j)(1) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

     (j)(2)   Power of Attorney for Clarence A. Davis, Vincent D. Enright, Mario
              J. Gabelli, Agnes Mullady, and Anthonie C. van Ekris, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (k)      Not applicable.

     (l)      Not applicable.

     (m)(1) Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Shares, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (m)(2) Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (m)(3) Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (n) Rule 18f-3 Multi-Class Plan, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

     (o)      Not Applicable.

     (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company, Inc., Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC via EDGAR on July 29, 2008 (Accession No. 0000935069-08-001689).

Item 29. Persons Controlled by or Under Common Control with Registrant

     None.

Item 30. Indemnification

     Reference is made to the provisions of Article VI of the Registrant's Articles of Amendment and Restatement filed as an exhibit to Pre-Effective Amendment No. 2 (as noted in Item 28 above) and Article XI of the Registrant's Amended and Restated By-Laws filed as an exhibit to Pre-Effective Amendment No. 2 (as noted in Item 28 above).

     Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, its By-Laws, the Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 31. Business and Other Connections of the Investment Adviser

     Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

     The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32. Principal Underwriter

     (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc, The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and GAMCO Westwood Funds.

     (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

     (c)  Not Applicable.

Item 33. Location of Accounts and Records

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

     1.   Gabelli Funds, LLC
          One Corporate Center
          Rye, New York 10580-1422


     2.   BNY Mellon Investment Servicing (US) Inc.
          99 High Street
          Boston, Massachusetts 02110

     3.   BNY Mellon Investment Servicing (US) Inc.
          760 Moore Road
          King of Prussia, Pennsylvania 19406


     4.   State Street Bank and Trust Company
          One Heritage Drive
          North Quincy, Massachusetts 02171

     5.   Boston Financial Data Services, Inc.
          Two Heritage Drive
          North Quincy, Massachusetts 02171

     6.   The Bank of New York Mellon
          One Wall Street
          New York, New York 10286

Item 34. Management Services

     There are no management related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI SRI GREEN FUND, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 29th day of July, 2010.

                                        GABELLI SRI GREEN FUND, INC.


                                        By: /s/ Bruce N. Alpert
                                            ------------------------------------
                                            Bruce N. Alpert
                                            President, Secretary and Principal
                                            Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                              Title                           Date
----------                              -----                           ----


Mario J. Gabelli*                       Chairman of the Board           July 29, 2010
-------------------------------------   (Chief Investment Officer)
Mario J. Gabelli


/s/ Bruce N. Alpert                     President and Secretary         July 29, 2010
-------------------------------------   (Principal Executive Officer)
Bruce N. Alpert


/s/ Joseph H. Egan                      Acting Treasurer                July 29, 2010
-------------------------------------   (Principal Financial Officer)
Joseph H. Egan


Clarence A. Davis*                      Director                        July 29, 2010
-------------------------------------
Clarence A. Davis


Vincent D. Enright*                     Director                        July 29, 2010
-------------------------------------
Vincent D. Enright


Mario J. Gabelli*                       Director                        July 29, 2010
-------------------------------------
Mario J. Gabelli


Anthonie C. van Ekris*                  Director                        July 29, 2010
-------------------------------------
Anthonie C. van Ekris


*By: /s/ Bruce N. Alpert
     --------------------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit
Number     Description
--------   -----------
28(b)(3)   Amended  and  Restated  By-Laws,   dated  August  19,  2009  are
           filed herewith.

28(i)      Consent  of  Paul,  Hastings,  Janofsky  &  Walker  LLP, Fund
           Counsel.

28(j)(1)   Consent of  PricewaterhouseCoopers  LLP, Independent  Registered
           Public Accounting Firm.